July 30, 2000

Hilliard Lyons Growth Fund

Dear Shareholder:

  The total return of the Fund during the quarter ending June 30, 2000 was 1.9%, which compared favorably to the -2.7%, return posted by the S&P 500. The volatility of the stock market increased significantly during the quarter due to concerns over higher inflation, higher interest rates and a slowing economy. This volatility allowed us to continue building positions in leading growth companies.

  Investing in the public equity markets, similar to other defined environments, is an evolving process that challenges our emotions and mental processes in increasing ways. The notion of valuation, based on historical measurements such as price to earnings, price to book value and price to enterprise value, has caused a major upward move in stocks of the big, fast-growing companies highly desired by investors. The table below shows the tremendous growth in valuation premiums placed on Cisco Systems, EMC, Nortel Networks and Sun Microsystems over the last 3 years.

                                                         Price to  Average Price
                                Forward P/E Average P/E Book Value to Book Value
                                   Today       1997       Today        1997
                                ----------- ----------- ---------- -------------
      Cisco Systems............    118x         30x        28x          10x
      EMC......................    139x         22x        33x           5x
      Nortel Networks..........    122x         24x        16x           4x
      Sun Microsystems.........    109x         15x        27x           6x
      S&P 500..................     27x         22x         5x           3x

  Looking through the rearview mirror, we wish we had owned these world-class companies the last several years. Looking ahead, however, we do not believe these highly valued companies will provide the returns investors expect. We like to assess business conditions which not only impact the investments in the Fund today, but 2 to 4 years from now. Given this longer view, history shows that conditions for hyper growth cannot, and will not, stay ideal for these companies forever. A company growing sales and earnings today at 50%, but selling at 100 or more times earnings, is likely to provide disappointing returns for investors. If such growth rates slow to 40% or 30%, then the stock's valuation will decline disproportionately to its lower growth rate. Such a case is Qualcom, which was priced for perfection earlier this year at $200 per share, or 190x future earnings. After a downward revision of future earnings growth, the stock fell to $54 per share, or 50x next 12 month's earning estimates.

  We believe that dramatic short-term volatility in premier growth companies provides exciting opportunities for long-term investors. The Fund continues to evolve and adapt to current day markets by embracing a connected world, yet is unwilling to participate without regard to market valuation. Instead, we like to maneuver the Fund's investments in a contrary and bold manner in an attempt to produce excellent returns. The manner in which we expect to differentiate ourselves going forward is as follows:

  1. Invest in industry leaders with embedded competitive advantages, superior sales and earning growth, and high barriers to entry.

  2. Invest in such companies when the visibility of long-term earnings growth is high, yet popular market sentiment is weak.
                                                            Continued . . . . .

  3. Concentrate investments in such a manner that each successful investment has a meaningful impact on the performance of the Fund.

  Simply said, we expect the Fund to concentrate its efforts in fewer holdings in powerful companies purchased below their long-term intrinsic value. The goals of this stated philosophy are also simple:

  1. To outpace the S&P 500 by 2 percentage points per year over any rolling 3 year period.

  2. To provide an absolute annual total return to shareholders of 12%.

  3. To outpace the Consumer Price Index annually by 3 percentage points.

  Despite the unrealistic expectations of most investors today, the challenge of these goals cannot be understated when looking at historical figures. To illustrate, a large majority of mutual fund managers have failed to outperform the S&P 500 over any 3-year period. Moreover, the 72-year annualized total return for large cap domestic equities, despite the unsustainable high returns achieved over the last 20 years, was only 12%.

  In this day of instantaneous information flow, focus on short-term returns and reliance on momentum, we sense that fewer and fewer investors really understand, or care, that wealth is built in small amounts over a long period of time. When we scan the list of the wealthiest Americans published each year in popular business magazines, we are not surprised by the overwhelming percentage who built their wealth by owning a small number of businesses for a long time.

  We are attempting to differentiate the Fund from a long list of other Funds available. Time will tell!

/s/ DONALD F. KOHLER                      /s/ SHAWN J. RIDLEY

DONALD F. KOHLER                          SHAWN J. RIDLEY
Chairman of the Board and President       Portfolio Manager


QUARTER RETURNS ARE AS OF 6/30/00. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND MAY HAVE INVESTED IN STOCKS THAT HAVE EXPERIENCED SIGNIFICANT GAINS; THERE IS NO GUARANTEE THAT THESE GAINS WILL CONTINUE. AS A NON-DIVERSIFIED FUND, A GREATER PERCENTAGE OF THE FUND'S PORTFOLIO MAY BE INVESTED IN ONE COMPANY'S SECURITIES THAN THE PORTFOLIO OF A DIVERSIFIED FUND. BECAUSE OF THIS, THE FUND MAY EXPERIENCE GREATER VOLATILITY IN INVESTMENT PERFORMANCE. STOCK PRICES OF PORTFOLIO COMPANIES WILL FLUCTUATE SO SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN ORIGINAL COST. THE RETURNS CITED DO NOT INCLUDE A MAXIMUM SALES CHARGE OF 4.75% FOR CLASS A SHARES. DIFFERENT CLASSES OF SHARES ARE OFFERED AND THEIR PERFORMANCE WILL VARY BECAUSE OF DIFFERENCES IN LOADS AND FEES PAID. SHARE PRICE AND RETURN WILL VARY AND YOU MAY HAVE A GAIN OR
LOSS WHEN YOU SELL YOUR SHARES.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2000

COMMON STOCKS -- 100.0%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
      BASIC INDUSTRY -- 3.8%
      ----------------------------------------------------------------------
  80,000  Ecolab Inc..................................   $ 2,658,612 $ 3,125,000
                                                         ----------- -----------
                                                           2,658,612   3,125,000
      CAPITAL GOODS -- 10.2%
      ----------------------------------------------------------------------
 154,000  Dover Corp. ................................     3,606,292   6,246,625
  39,000  General Electric Co. .......................       248,577   2,067,000
                                                         ----------- -----------
                                                           3,854,869   8,313,625
      CONSUMER DURABLE -- 6.3%
      ----------------------------------------------------------------------
  63,000  Donaldson Inc. .............................       812,740   1,244,250
 100,000  Harley-Davidson Inc. .......................     1,082,613   3,850,000
                                                         ----------- -----------
                                                           1,895,353   5,094,250
      CONSUMER NON-DURABLE -- 6.5%
      ----------------------------------------------------------------------
  60,000  Gillette Co. ...............................     2,129,382   2,096,250
  64,000  Estee Lauder Cos. Inc. CL A ................     1,619,189   3,164,000
                                                         ----------- -----------
                                                           3,748,571   5,260,250
      FINANCIAL -- 30.0%
      ----------------------------------------------------------------------
  58,000  American International Group Inc. ..........     1,330,635   6,815,000
     100* Berkshire Hathaway Inc. ....................     5,349,280   5,380,000
 140,000  Cincinnati Financial Corp. .................     2,522,474   4,401,250
  72,500  Federal Home Loan Mortgage Corp. ...........     1,603,279   2,936,250
  24,000  Fifth Third Bancorp ........................       642,500   1,518,000
 195,112  Synovus Financial Corp. ....................     2,884,154   3,438,849
                                                         ----------- -----------
                                                          14,332,322  24,489,349
      HEALTH CARE -- 14.0%
      ----------------------------------------------------------------------
  45,000  Abbott Labs.................................     1,836,450   2,005,313
  53,000  Allergan Inc. ..............................       596,667   3,948,500
  44,000  Johnson & Johnson...........................     1,360,355   4,482,500
  20,000  Pfizer Inc..................................       649,950     960,000
                                                         ----------- -----------
                                                           4,443,422  11,396,313


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2000

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
      RETAIL & SERVICES -- 14.4%
      ----------------------------------------------------------------------

 100,000  Brady WH Co. CL A ..........................     2,079,913   3,250,000
  70,000  CVS Corp ...................................     2,372,325   2,800,000
  59,000  Gannett Inc. ...............................     2,760,857   3,528,937
  68,000  Walgreen Co. ...............................       281,335   2,188,750
                                                         ----------- -----------
                                                           7,494,430  11,767,687
      TECHNOLOGY -- 9.7%
      ----------------------------------------------------------------------

  50,000  Lucent Technologies Inc ....................     3,093,938   2,962,500
   9,000  Oracle Corp ................................       735,103     756,563
 100,000* Solectron Corp .............................     3,740,441   4,187,500
                                                         ----------- -----------
                                                           7,569,482   7,906,563
      UTILITY -- 5.1%
      ----------------------------------------------------------------------

  90,000* MCI Worldcom Inc ...........................     3,796,875   4,128,750
                                                         ----------- -----------
                                                           3,796,875   4,128,750
          Total Common Stocks.........................   $49,793,936 $81,481,787

U.S. GOVERNMENT AGENCY OBLIGATIONS -- .3%
--------------------------------------------------------------------------------

 Principal                                        Purchase Maturity   Market
  Amount   Description                             Yield     Date      Value
 --------- -----------                            -------- -------- -----------
 $230,000  Federal Home Loan Bank..............    6.683%  07/03/00 $   229,916
                                                                    -----------
           Total U.S. Government Agency
           Obligations
           (Cost -- $230,000)..................                         229,916
                                                                    -----------
           TOTAL INVESTMENTS (Cost --
            $50,023,852) (100.3%)..............                     $81,711,703
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 June 30, 2000

ASSETS:
Investments at market value:
 Common stocks (cost $49,793,936)................................. $81,481,787
 U.S Government Agency Obligations at value (amortized cost
  $229,916).......................................................     229,916
                                                                   -----------
  Total investments...............................................  81,711,703
Cash..............................................................       1,908
Receivables:
 Dividends........................................................      79,732
 Capital shares sold..............................................      84,175
Prepaid expenses..................................................      10,926
                                                                   -----------
  Total Assets.................................................... $81,888,444
                                                                   ===========
LIABILITIES:
 Due to advisor -- Note C.........................................     156,446
 Capital shares redeemed..........................................     183,439
 Accrued expenses.................................................      59,388
                                                                   -----------
  Total Liabilities...............................................     399,273
                                                                   -----------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 2,432,980 shares issued and outstanding).........................       2,433
Paid-in surplus...................................................  50,487,230
Accumulated undistributed net realized loss on investments........    (637,963)
Net unrealized appreciation on investments........................  31,687,850
Accumulated undistributed net investment income -- Note B.........     (50,379)
                                                                   -----------
  Total Capital (Net Assets)...................................... $81,489,171
                                                                   ===========
Net assets
 Investor A shares................................................ $70,369,802
 Investor B shares................................................  11,119,369
                                                                   -----------
                                                                   $81,489,171
                                                                   ===========
Shares of capital stock
 Investor A shares................................................   2,097,166
 Investor B shares................................................     335,814
                                                                   -----------
                                                                     2,432,980
Net asset value
 Investor A shares -- redemption price per share.................. $     33.55
 Investor B shares -- offering price per share*................... $     34.76
                                                                   ===========
Maximum sales charge (Investor A).................................

Maximum offering price per share (100%/(100%-maximum sales charge of net asset
 value adjusted to nearest cent) (Investor A)..................... $     35.22
                                                                   ===========

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     For the six months ended June 30, 2000

INVESTMENT INCOME:

  Dividends....................................................... $   418,725
  Interest........................................................     137,073
                                                                   -----------
    Total investment income.......................................     555,798

EXPENSES:

  Management fees -- Note C.......................................     346,769
  12b-1 expenses (Investor A) -- Note C...........................      59,963
  12b-1 expenses (Investor B) -- Note C...........................      52,822
  Transfer agent fees (Investor A)................................      34,200
  Custodian fees..................................................      27,300
  Transfer agent fees (Investor B)................................      25,510
  Audit fees......................................................      20,020
  Directors' fees.................................................      16,850
  Filing fees.....................................................      10,010
  Insurance expense...............................................       9,835
  Shareholder reports.............................................       9,100
  Legal fees......................................................       8,190
  Trade association...............................................       1,849
                                                                   -----------
                                                                       622,418
                                                                   -----------
Waiver of management fees by Adviser -- Note C....................     (21,834)
    Total expenses................................................     600,584
                                                                   -----------
      Net investment income.......................................     (44,786)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

  Net realized loss on investments -- Note B......................    (637,963)
  Change in unrealized appreciation on investments................    (729,064)
                                                                   -----------
    Net loss on investments.......................................  (1,367,027)
                                                                   -----------
      Net decrease in net assets resulting from operations........ $(1,411,813)
                                                                   ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                   For the year
                                                     For the six      ended
                                                    months ended   December 31,
                                                    June 30, 2000      1999
                                                    -------------  ------------
DECREASE IN NET ASSETS
FROM OPERATIONS:

  Net investment income ........................... $    (44,786)  $    225,127
  Net realized loss on investments.................     (637,963)       842,228
  Net change in unrealized appreciation on
   investments ....................................     (729,064)     2,216,048
                                                    ------------   ------------
    Net decrease in net assets from operations ....   (1,411,813)     3,283,403

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

  Net investment income ...........................         (-0-)      (230,061)
  Net realized gain on investments.................         (-0-)    (2,082,601)
                                                    ------------   ------------
    Total distributions ...........................         (-0-)    (2,312,662)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:

  Net investment income ...........................         (-0-)          (-0-)
  Net realized gain on investments.................         (-0-)      (290,695)
                                                    ------------   ------------
    Total distributions ...........................         (-0-)      (290,695)

FROM CAPITAL SHARE TRANSACTIONS:

  Proceeds from 0 and 74,783 shares issued in
   reinvestment of dividends, respectively.........          -0-      2,556,418
  Proceeds from 133,662 and 533,912 shares sold,
   respectively....................................    4,239,300     18,039,663
  Cost of 690,216 and 550,163 shares repurchased,
   respectively ...................................  (21,973,951)   (18,742,224)
                                                    ------------   ------------
    Net decrease in net assets from capital share
     transactions .................................  (17,734,651)     1,853,857
                                                    ------------   ------------
      Total decrease in net assets ................  (19,146,464)     2,533,903

NET ASSETS:
  Beginning of period..............................  100,635,635     98,101,732
                                                    ------------   ------------
  End of period (includes distribution in excess of
   net investment income of $5,594 and
   undistributed net investment loss of ($44,786),
   respectively.................................... $ 81,489,171   $100,635,635
                                                    ============   ============



                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares. Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 43,922 Class A shares and 32 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 2000 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the six months ended June 30, 2000, the waiver of the management fee amounted to $21,834 for Class B share investors and $2,877 for Class A share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J.J.B. Hilliard, W.L. Lyons, Inc., the Distributor, received sales charges of approximately $72,133 during the six months ended June 30, 2000. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 338,850 shares of the Fund as of June 30, 2000.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $1,000 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE D -- PORTFOLIO TRANSACTIONS

For the six months ended June 30, 2000, purchases and proceeds from sale of investment securities (excluding short-term securities) were $12,514,956 and $19,600,902, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 2000, the gross unrealized appreciation and depreciation on investments was $31,852,421 and $164,571, respectively, resulting in net unrealized appreciation of $31,687,850.

NOTE E -- CAPITAL TRANSACTIONS

                                                    For the six   For the year
                                                    months ended     ended
                                                      June 30,    December 31,
                                                        2000          1999
                                                    ------------  ------------
      CAPITAL TRANSACTIONS:
      Investor A Shares:
        Proceeds from shares issued................ $  3,683,903  $ 12,771,731
        Dividends reinvested.......................          -0-     2,268,953
        Shares redeemed............................  (19,401,212)  (16,965,804)
                                                    ------------  ------------
        Change in net assets from Investor A share
         transactions.............................. $(15,717,309) $( 1,925,120)
                                                    ============  ============
      Investor B shares:
        Proceeds from shares issued................ $    555,397  $  5,267,932
        Dividends reinvested.......................          -0-       287,465
        Shares redeemed............................  ( 2,572,739)  ( 1,776,420)
                                                    ------------  ------------
        Change in net assets from Investor B share
         transactions.............................. $( 2,017,342) $  3,778,977
                                                    ============  ============
      SHARE TRANSACTIONS:
      Investor A shares:
        Issued.....................................      116,025       377,611
        Reinvested.................................          -0-        66,329
        Redeemed...................................  (   608,740)  (   496,929)
                                                    ------------  ------------
        Change in Investor A shares................  (   492,715)  (    52,989)
                                                    ============  ============
      Investor B shares:
        Issued.....................................       17,637       156,301
        Reinvested.................................          -0-         8,454
        Redeemed...................................  (    81,476)  (    53,234)
                                                    ------------  ------------
        Change in Investor B shares................  (    63,839)      111,521
                                                    ============  ============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                     Investor B
                        ---------------------------------------------
                          For the
                        Six Months                       Period from         For the
                           Ended           For the        April 20,        Six Months
                         June 30,         Year Ended       1998* to           Ended
                           2000          December 31,    December 31,     June 30, 2000
                        (UNAUDITED)          1999            1998          (UNAUDITED)
                        -----------      ------------    ------------     -------------
Net asset value:
 Beginning of period..     $33.38           $33.33          $32.63            $33.71
                          -------          -------          ------           -------
Net investment income.      (0.13)           (0.14)          (0.02)             0.00
Net realized
 and unrealized
 gain/loss on
 investments..........      (0.14)            0.97            1.57              (.16)
                          -------          -------          ------           -------
Total from investment
 operations...........      (0.27)            0.83            1.55              (.16)
                          -------          -------          ------           -------
Less dividends from:
 Net investment
  income..............      (0.00)           (0.00)          (0.00)            (0.00)
Realized gains........      (0.00)           (0.78)          (0.71)            (0.00)
In excess of net
 investment income....      (0.00)           (0.00)          (0.14)            (0.00)
Total distributions...      (0.00)           (0.78)          (0.85)            (0.00)
                          -------          -------          ------           -------
Net asset value:
 End of period........     $33.11           $33.38          $33.33            $33.55
                          =======          =======          ======           =======
Total Investment
 Return (Excludes
 sales charge)........      (0.81%)           2.44%           4.82%***         (0.47%)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operation
 expenses to average
 net assets...........       2.05%(f)**       2.04%(e)        2.05%(d)**        1.29%(f)**
Ratio of net
 investment income to
 average net assets...       (.77%)(f)**      (.44%)(e)      (0.23%)(d)**        .00%(f)**
Portfolio turnover
 rate (g).............      15.24%           24.60%          18.15%            15.24%
Net assets, end of
 period (000s
 omitted).............    $11,119          $13,343          $9,604           $70,370
                            Investor A
                        -----------------------------------------------------------
                            For the Year Ended December 31,
                        -----------------------------------------------------------
                         1999        1998        1997        1996        1995
                        ----------- ----------- ----------- ----------- -----------
Net asset value:
 Beginning of period..   $33.49      $30.29      $22.95      $20.20      $15.98
                        ----------- ----------- ----------- ----------- -----------
Net investment income.     0.11        0.20        0.12        0.11        0.15
Net realized
 and unrealized
 gain/loss on
 investments..........     0.98        3.89        9.13        3.92        4.82
                        ----------- ----------- ----------- ----------- -----------
Total from investment
 operations...........     1.09        4.09        9.25        4.03        4.97
                        ----------- ----------- ----------- ----------- -----------
Less dividends from:
 Net investment
  income..............    (0.09)      (0.18)      (0.12)      (0.11)      (0.15)
Realized gains........    (0.78)      (0.71)      (1.79)      (1.17)      (0.60)
In excess of net
 investment income....    (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
Total distributions...    (0.87)      (0.89)      (1.91)      (1.28)      (0.75)
                        ----------- ----------- ----------- ----------- -----------
Net asset value:
 End of period........   $33.71      $33.49      $30.29      $22.95      $20.20
                        =========== =========== =========== =========== ===========
Total Investment
 Return (Excludes
 sales charge)........     3.23%      13.58%      40.41%      19.98%      31.10%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operation
 expenses to average
 net assets...........     1.29%(e)    1.25%(d)    1.30%(c)    1.58%(b)    1.75%(a)
Ratio of net
 investment income to
 average net assets...      .30%(e)     .64%(d)     .49%(c)     .52%(b)     .82%(a)
Portfolio turnover
 rate (g).............    24.60%      18.15%      22.20%      18.79%      27.50%
Net assets, end of
 period (000s
 omitted).............  $87,293     $88,498     $58,416     $35,628     $28,259

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.

(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(d) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.
(e) Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B Shares, respectively, for the year ended December 31, 1999.
(f) Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.29% and (.01%), for A shares and 2.37% and (1.09%) for B shares, respectively, for the six (6) months ended June 30, 2000.
(g) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.

*Commencement of B shares
**Annualized
***Not Annualized

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                   DIRECTORS

William A. Blodgett, Jr.                   Donald F. Kohler
Stewart E. Conner                          John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                               SEMI-ANNUAL REPORT
                                 June 30, 2000

--------------------------------------------------------------------------------


================================================================================


                       [HILLIARD LYONS GROWTH FUND LOGO]


                               Semi-Annual Report
                                 June 30, 2000


                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854


================================================================================